Supplement to the
Fidelity® Advisor
Aggressive Growth Fund
Institutional Class
January 29, 2004
Prospectus

The following information replaces similar information found under the heading "Buying Shares" beginning on page 10.

8. Mutual funds or qualified tuition programs for which FMR or an affiliate serves as investment manager or fund of fund mutual funds managed by third parties; and

AAGI-04-02 October 30, 2004
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